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                                                            EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-57072, 33-41361, 33-37685, 33-32587 and 333-
16213.



                                ARTHUR ANDERSEN LLP



Atlanta, Georgia
March 27, 1997